               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) November 15, 2002

         NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
                     NAVISTAR FINANCIAL 1999-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2000-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2000-B OWNER TRUST,
                     NAVISTAR FINANCIAL 2001-A OWNER TRUST,
                   NAVISTAR FINANCIAL 2001-B OWNER TRUST, AND
                      NAVISTAR FINANCIAL 2002-A OWNER TRUST
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

              33-55865                                  51-0337491
      (Commission File Number)            (I.R.S. Employer Identification No.)

 2850 West Golf Road Rolling Meadows, Illinois             60008
   (Address of principal executive offices)             (Zip Code)

         Registrant's telephone number including area code 847-734-4000

                                    FORM 8-K

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

          On November 25, 2002,  Registrant made available  the
          Monthly Servicer Certificates for the Period of October 2002
          for the specified Owner Trusts,  which  are  attached as
          Exhibit 20 hereto.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits:

                  See attached Exhibit Index.

                                   SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

         NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
                     NAVISTAR FINANCIAL 1999-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2000-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2000-B OWNER TRUST,
                     NAVISTAR FINANCIAL 2001-A OWNER TRUST,
                   NAVISTAR FINANCIAL 2001-B OWNER TRUST, AND
                      NAVISTAR FINANCIAL 2002-A OWNER TRUST
             (Exact name of Registrant as specified in its charter)

Date:  December 2, 2002                      By:/s/ Ronald D. Markle
-----------------------                             --------------------------
                                                    Ronald D. Markle
                                                    Vice President & Controller

                                    FORM 8-K

                                 EXHIBIT INDEX

Exhibit No.    Description

   20.1        Navistar Financial 1999-A Owner Trust
               Monthly Servicer Certificate, dated November 15, 2002

   20.2        Navistar Financial 2000-A Owner Trust
               Monthly Servicer Certificate, dated November 15, 2002

   20.3        Navistar Financial 2000-B Owner Trust
               Monthly Servicer Certificate, dated November 15, 2002

   20.4        Navistar Financial 2001-A Owner Trust
               Monthly Servicer Certificate, dated November 15, 2002

   20.5        Navistar Financial 2001-B Owner Trust
               Monthly Servicer Certificate, dated November 15, 2002

   20.6        Navistar Financial 2002-A Owner Trust
               Monthly Servicer Certificate, dated November 15, 2002

                            Navistar Financial 1999 - A Owner Trust
                                For the Month of October, 2002
                            Distribution Date of November 15, 2002
                                   Servicer Certificate #42

Original Pool Amount                                                  $714,764,750.47

Beginning Pool Balance                                                 $93,721,766.86
Beginning Pool Factor                                                       0.1311225

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)                 $8,911,018.22
     Interest Collected                                                   $623,811.32

Additional Deposits:
     Repurchase Amounts                                                         $0.00
     Liquidation Proceeds / Recoveries                                  $1,219,484.14
Total Additional Deposits                                               $1,219,484.14

Repos / Chargeoffs                                                        $146,442.40
Aggregate Number of Notes Charged Off                                             104

Total Available Funds                                                  $10,754,313.68

Ending Pool Balance                                                    $84,664,306.24
Ending Pool Factor                                                          0.1184506

Servicing Fee                                                              $78,101.47

Repayment of Servicer Advances                                                  $0.00

Reserve Account:
     Beginning Balance  (see Memo Item)                                $15,455,534.33
     Target Percentage                                                          5.25%
     Target Balance                                                     $4,444,876.08
     Minimum Balance                                                   $14,295,295.01
     (Release) / Deposit                                               ($1,160,239.32)
     Ending Balance                                                    $14,295,295.01

Current Weighted Average APR:                                                  8.089%
Current Weighted Average Remaining Term (months):                               15.72

Delinquencies                                                                 Dollars     Notes
     Installments:                             1 - 30 days                $974,367.75       766
                                               31 - 60 days               $230,723.09       174
                                               60+  days                  $233,793.97        53

     Total:                                                             $1,438,884.81       789

     Balances:                                 60+  days                  $708,777.13        53

Memo Item - Reserve Account
     Prior Month                                                       $14,295,295.01
     Invest. Income                                                        $20,881.88
     Excess Serv.                                                       $1,139,357.44
     Transfer (to) / from Collections Account                                   $0.00
     Beginning Balance                                                 $15,455,534.33
Navistar Financial 1999 - A Owner Trust
For the Month of October, 2002

                                                  TOTAL    CLASS A - 1     CLASS A - 2    CLASS A - 3     CLASS A - 4  CLASS B NOTES

Original Pool Amount                    $714,764,750.47 $147,000,000.00$197,000,000.00 $200,000,000.00$145,745,000.00 $25,019,750.47
Distributions:
     Distribution Percentages                                    0.00%           0.00%          0.00%          96.50%          3.50%
     Coupon                                                    5.0025%         5.5500%        5.9500%         6.1300%        6.2200%

Beginning Pool Balance                   $93,721,766.86
Ending Pool Balance                      $84,664,306.24

Collected Principal                       $8,911,018.22
Collected Interest                          $623,811.32
Charge - Offs                               $146,442.40
Liquidation Proceeds / Recoveries         $1,219,484.14
Servicing                                    $78,101.47
Cash Transfer from Reserve Account                $0.00
Total Collections Avail for Debt Service $10,676,212.21

Beginning Balance                        $93,721,766.87          $0.00           $0.00          $0.00  $85,293,520.83  $8,428,246.04

Interest Due                                $479,394.15          $0.00           $0.00          $0.00     $435,707.74     $43,686.41
Interest Paid                               $479,394.15          $0.00           $0.00          $0.00     $435,707.74     $43,686.41
Principal Due                             $9,057,460.62          $0.00           $0.00          $0.00   $8,740,449.50    $317,011.12
Principal Paid                            $9,057,460.62          $0.00           $0.00          $0.00   $8,740,449.50    $317,011.12

Ending Balance                           $84,664,306.25          $0.00           $0.00          $0.00  $76,553,071.33  $8,111,234.92
Note / Certificate Pool Factor                                  0.0000          0.0000         0.0000          0.5253         0.3242
   (Ending Balance / Original Pool Amount)
Total Distributions                       $9,536,854.77          $0.00           $0.00          $0.00   $9,176,157.24    $360,697.53

Interest Shortfall                                $0.00          $0.00           $0.00          $0.00           $0.00          $0.00
Principal Shortfall                               $0.00          $0.00           $0.00          $0.00           $0.00          $0.00
     Total Shortfall                              $0.00          $0.00           $0.00          $0.00           $0.00          $0.00
       (required from Reserve)
Excess Servicing                          $1,139,357.44
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance           $15,455,534.33
(Release) / Draw                         ($1,160,239.32)
Ending Reserve Acct Balance              $14,295,295.01

Navistar Financial 1999 - A Owner Trust
For the Month of October, 2002

Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger
                                                         5                   4                 3                 2                 1
                                                    Jun-02              Jul-02            Aug-02            Sep-02            Oct-02

Beginning Pool Balance                     $127,154,552.52     $118,585,338.41   $110,209,301.93   $101,123,088.96    $93,721,766.86

A)   Loss Trigger:
Principal of Contracts Charged Off             $133,791.24         $316,308.88       $163,237.14        $96,391.57       $146,442.40
Recoveries                                     $534,368.94       $1,171,563.43     $1,227,300.95       $617,801.28     $1,219,484.14

Total Charged Off (Months 5, 4, 3)             $613,337.26
Total Recoveries (Months 3, 2, 1)            $3,064,586.37
Net Loss / (Recoveries) for 3 Mos           ($2,451,249.11)(a)

Total Balance (Months 5, 4, 3)             $355,949,192.86 (b)

Loss Ratio Annualized  [(a/b) * (12)]             -8.2638%

Trigger:  Is Ratio > 1.5%                               No

                                                    Aug-02              Sep-02            Oct-02
B)   Delinquency Trigger:
     Balance delinquency 60+ days              $855,567.86         $944,154.77       $708,777.13
     As % of Beginning Pool Balance               0.77631%            0.93367%          0.75626%
     Three Month Average                          1.01741%            0.93871%          0.82208%
Trigger:   Is Average > 2.0%                            No

C)   Noteholders Percent Trigger:                 2.00000%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance Trigger
Trigger:  Is Minimum ‹ 1.0%                             No

                            Navistar Financial 2000 - A Owner Trust
                                For the Month of October, 2002
                            Distribution Date of November 15, 2002
                                   Servicer Certificate #33

Original Pool Amount                                                  $380,843,908.73
Subsequent Receivables (transferred 3/13/00)                           $74,413,256.03
Subsequent Receivables (transferred 3/20/00)                           $19,742,835.24

Beginning Pool Balance                                                $125,236,783.70
Beginning Pool Factor                                                       0.2636564

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)                 $9,238,784.03
     Interest Collected                                                   $920,863.06

Additional Deposits:
     Repurchase Amounts                                                         $0.00
     Liquidation Proceeds / Recoveries                                    $843,153.47
Total Additional Deposits                                                 $843,153.47

Repos / Chargeoffs                                                        $124,194.48
Aggregate Number of Notes Charged Off                                              64

Total Available Funds                                                  $11,002,800.56

Ending Pool Balance                                                   $115,873,805.19
Ending Pool Factor                                                          0.2439449

Servicing Fee                                                             $104,363.99

Repayment of Servicer Advances                                                  $0.00

Reserve Account:
     Beginning Balance  (see Memo Item)                                $10,280,794.58
     Target Percentage                                                          5.50%
     Target Balance                                                     $6,373,059.29
     Minimum Balance                                                    $9,500,000.00
     (Release) / Deposit                                                 ($780,794.58)
     Ending Balance                                                     $9,500,000.00

Current Weighted Average APR:                                                  9.019%
Current Weighted Average Remaining Term (months):                               25.16

Delinquencies                                                                 Dollars     Notes
     Installments:                             1 - 30 days              $1,190,830.68       778
                                               31 - 60 days               $632,567.80       159
                                               60+  days                  $223,453.33        34

     Total:                                                             $2,046,851.81       794

     Balances:                                 60+  days                $1,116,192.52        34

Memo Item - Reserve Account
     Prior Month                                                        $9,500,000.00
     Invest. Income                                                        $12,218.20
     Excess Serv.                                                         $768,576.38
     Transfer (to) / from Collections Account                                   $0.00
     Beginning Balance                                                 $10,280,794.58

Navistar Financial 2000 - A Owner Trust
For the Month of October, 2002

                                                                                     NOTES

                                                TOTAL     CLASS A - 1    CLASS A - 2     CLASS A - 3      CLASS A - 4  CLASS B NOTES
Original Pool Amount                   $475,000,000.00 $84,000,000.00 $142,000,000.00 $110,000,000.00 $121,187,500.00 $17,812,500.00
Distributions:
     Distribution Percentages                                   0.00%          0.00%            0.00%          96.25%          3.75%
     Coupon                                                   6.0800%        6.8200%          7.2000%         7.3400%        7.4700%

Beginning Pool Balance                 $125,236,783.70
Ending Pool Balance                    $115,873,805.19

Collected Principal                      $9,238,784.03
Collected Interest                         $920,863.06
Charge - Offs                              $124,194.48
Liquidation Proceeds / Recoveries          $843,153.47
Servicing                                  $104,363.99
Cash Transfer from Reserve Account               $0.00
Total Collections Avail for Debt Service$10,898,436.57

Beginning Balance                      $125,236,783.70          $0.00          $0.00           $0.00  $117,390,404.33  $7,846,379.37

Interest Due                               $766,881.68          $0.00          $0.00           $0.00      $718,037.97     $48,843.71
Interest Paid                              $766,881.68          $0.00          $0.00           $0.00      $718,037.97     $48,843.71
Principal Due                            $9,362,978.51          $0.00          $0.00           $0.00    $9,011,866.82    $351,111.69
Principal Paid                           $9,362,978.51          $0.00          $0.00           $0.00    $9,011,866.82    $351,111.69

Ending Balance                         $115,873,805.19           0.00           0.00            0.00   108,378,537.51   7,495,267.68
Note / Certificate Pool Factor                                 0.0000         0.0000          0.0000           0.8943         0.4208
   (Ending Balance / Original Pool Amount)
Total Distributions                     $10,129,860.19          $0.00          $0.00           $0.00    $9,729,904.79    $399,955.40

Interest Shortfall                               $0.00          $0.00          $0.00           $0.00            $0.00          $0.00
Principal Shortfall                              $0.00          $0.00          $0.00           $0.00            $0.00          $0.00
     Total Shortfall                             $0.00          $0.00          $0.00           $0.00            $0.00          $0.00
       (required from Reserve)
Excess Servicing                           $768,576.38
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance          $10,280,794.58
(Release) / Draw                          ($780,794.58)
Ending Reserve Acct Balance              $9,500,000.00

Navistar Financial 2000 - A Owner Trust
For the Month of October, 2002

Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger
                                                     5                  4                 3                 2                 1
                                                Jun-02             Jul-02            Aug-02            Sep-02            Oct-02

Beginning Pool Balance                 $158,466,911.95    $150,923,701.86   $140,465,616.36   $132,983,514.32   $125,236,783.70

A)   Loss Trigger:
Principal of Contracts Charged Off         $469,164.34         $50,117.99       $266,238.03       $224,483.31       $124,194.48
Recoveries                                 $334,566.60      $1,261,389.88       $932,818.79       $261,304.20       $843,153.47

Total Charged Off (Months 5, 4, 3)         $785,520.36
Total Recoveries (Months 3, 2, 1)        $2,037,276.46
Net Loss / (Recoveries) for 3 Mos       ($1,251,756.10)(a)

Total Balance (Months 5, 4, 3)         $449,856,230.17 (b)

Loss Ratio Annualized  [(a/b) * (12)]         -3.3391%

Trigger:  Is Ratio > 1.5%                           No

                                                Aug-02             Sep-02            Oct-02
B)   Delinquency Trigger:
     Balance delinquency 60+ days        $1,229,178.27      $1,501,931.42     $1,116,192.52
     As % of Beginning Pool Balance           0.87507%           1.12941%          0.89127%
     Three Month Average                      1.06105%           1.07787%          0.96525%
Trigger:  Is Average > 2.0%                         No

C)   Noteholders Percent Trigger:              2.0000%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance
Trigger:  Is Minimum ‹ 1.0%                         No

                            Navistar Financial 2000 - B Owner Trust
                                For the Month of October, 2002
                            Distribution Date of November 15, 2002
                                   Servicer Certificate #25

Original Pool Amount                                                  $764,710,097.53

Beginning Pool Balance                                                $224,583,059.73
Beginning Pool Factor                                                       0.2936839

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)                $13,514,805.70
     Interest Collected                                                 $1,837,061.19

Additional Deposits:
     Repurchase Amounts                                                         $0.00
     Liquidation Proceeds / Recoveries                                  $1,550,380.07
Total Additional Deposits                                               $1,550,380.07

Repos / Chargeoffs                                                        $750,417.60
Aggregate Number of Notes Charged Off                                             201

Total Available Funds                                                  $16,155,193.33

Ending Pool Balance                                                   $211,064,890.06
Ending Pool Factor                                                          0.2760064

Servicing Fee                                                             $187,152.55

Repayment of Servicer Advances                                            $747,053.63

Reserve Account:
     Beginning Balance  (see Memo Item)                                $16,493,949.03
     Target Percentage                                                          5.50%
     Target Balance                                                    $11,608,568.95
     Minimum Balance                                                   $15,294,201.95
     (Release) / Deposit                                               ($1,199,747.08)
     Ending Balance                                                    $15,294,201.95

Current Weighted Average APR:                                                  9.881%
Current Weighted Average Remaining Term (months):                               29.36

Delinquencies                                                                 Dollars     Notes
     Installments:                             1 - 30 days              $1,786,433.76     1,459
                                               31 - 60 days               $503,097.61       330
                                               60+  days                  $199,761.55        84

     Total:                                                             $2,489,292.92     1,487

     Balances:                                 60+  days                $2,385,606.96        84

Memo Item - Reserve Account
     Prior Month                                                       $15,294,201.95
     Invest. Income                                                        $18,669.04
     Excess Serv.                                                       $1,181,078.04
     Transfer (to) / from Collections Account                                   $0.00
     Beginning Balance                                                 $16,493,949.03

Navistar Financial 2000 - B Owner Trust
For the Month of October, 2002

                                                TOTAL      CLASS A - 1     CLASS A - 2    CLASS A - 3     CLASS A - 4  CLASS B NOTES
Original Pool Amount                   $764,710,097.53 $140,000,000.00 $232,400,000.00$184,900,000.00 $178,733,000.00 $28,677,097.53
Distributions:
     Distribution Percentages                                    0.00%           0.00%         96.25%           0.00%          3.75%
     Coupon                                                    6.7300%         6.6600%        6.6700%         6.7800%        7.0300%

Beginning Pool Balance                 $224,583,059.73
Ending Pool Balance                    $211,064,890.06

Collected Principal                    $12,767,752.07
Collected Interest                      $1,837,061.19
Charge - Offs                             $750,417.60
Liquidation Proceeds / Recoveries       $1,550,380.07
Servicing                                 $187,152.55
Cash Transfer from Reserve Account              $0.00
Total Collections Avail for Debt Service$15,968,040.78

Beginning Balance                      $224,583,059.74           $0.00           $0.00 $32,177,726.10 $178,733,000.00 $13,672,333.64

Interest Due                            $1,268,793.07            $0.00           $0.00    $178,854.53   $1,009,841.45     $80,097.09
Interest Paid                           $1,268,793.07            $0.00           $0.00    $178,854.53   $1,009,841.45     $80,097.09
Principal Due                          $13,518,169.67            $0.00           $0.00 $13,011,238.31           $0.00    $506,931.36
Principal Paid                         $13,518,169.67            $0.00           $0.00 $13,011,238.31           $0.00    $506,931.36

Ending Balance                        $211,064,890.07             0.00            0.00  19,166,487.79  178,733,000.00  13,165,402.28
Note / Certificate Pool Factor                                  0.0000          0.0000         0.1037          1.0000         0.4591
   (Ending Balance / Original Pool Amount)
Total Distributions                    $14,786,962.74            $0.00           $0.00 $13,190,092.84   $1,009,841.45    $587,028.45

Interest Shortfall                              $0.00            $0.00           $0.00          $0.00           $0.00          $0.00
Principal Shortfall                             $0.00            $0.00           $0.00          $0.00           $0.00          $0.00
     Total Shortfall                            $0.00            $0.00           $0.00          $0.00           $0.00          $0.00
          (required from Reserve)
Excess Servicing                        $1,181,078.04
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance         $16,493,949.03
(Release) / Draw                       ($1,199,747.08)
Ending Reserve Acct Balance            $15,294,201.95

Navistar Financial 2000 - B Owner Trust
For the Month of October, 2002

Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger
                                                     5                  4                 3                 2                 1
                                                Jun-02             Jul-02            Aug-02            Sep-02            Oct-02

Beginning Pool Balance                 $275,625,018.16    $263,604,843.52   $247,235,040.31   $234,823,110.15   $224,583,059.73

A)   Loss Trigger:
Principal of Contracts Charged Off         $127,639.07        $809,231.20       $624,414.33       $394,986.20       $750,417.60
Recoveries                               $1,607,665.81      $3,580,468.83     $2,891,249.60       $804,036.34     $1,550,380.07

Total Charged Off (Months 5, 4, 3)       $1,561,284.60
Total Recoveries (Months 3, 2, 1)        $5,245,666.01
Net Loss / (Recoveries) for 3 Mos       ($3,684,381.41)(a)

Total Balance (Months 5, 4, 3)         $786,464,901.99 (b)

Loss Ratio Annualized  [(a/b) * (12)]         -5.6217%

Trigger:  Is Ratio > 1.5%                           No

                                                Aug-02             Sep-02            Oct-02
B)   Delinquency Trigger:
     Balance delinquency 60+ days        $2,238,283.56      $3,104,798.37     $2,385,606.96
     As % of Beginning Pool Balance           0.90533%           1.32219%          1.06224%
     Three Month Average                      0.96307%           1.04097%          1.09658%

Trigger:  Is Average > 2.0%                         No

C)   Noteholders Percent Trigger:              2.0000%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger:  Is Minimum ‹ 1.0%                         No

                     Navistar Financial 2001 - A Owner Trust
                          For the Month of October 2002
                     Distribution Date of November 15, 2002
                            Servicer Certificate #19

Original Pool Amount                                    $257,155,638.25
Subsequent Receivables (transferred 4/30/01)             $53,340,411.35
Subsequent Receivables (transferred 5/30/01 )            $67,396,152.49
Subsequent Receivables (transferred 6/28/01)             $22,107,022.10
Beginning Pool Balance                                  $191,417,396.38
Beginning Pool Factor                                           0.47854

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)   $7,918,953.32
     Interest Collected                                   $1,527,198.25
     Mandatory Prepayments                                        $0.00
Additional Deposits:
     Repurchase Amounts                                           $0.00

     Liquidation Proceeds / Recoveries                      $953,836.76
Total Additional Deposits                                   $953,836.76

Repos / Chargeoffs                                          $470,542.21
Aggregate Number of Notes Charged Off                               128

Total Available Funds                                    $10,399,988.33

Ending Pool Balance                                     $183,027,900.85
Ending Pool Factor                                              0.45757

Servicing Fee                                               $159,514.50

Repayment of Servicer Advances                                    $0.00

Reserve Account:

     Beginning Balance  (see Memo Item)                  $11,557,082.25
     Target Percentage                                         5.50000%
     Target Balance                                      $10,066,534.55
     Minimum Balance                                      $7,999,984.48
     (Release) / Deposit                                 ($1,490,547.70)
     Ending Balance                                      $10,066,534.55

Current Weighted Average APR:                                   9.5650%

Current Weighted Average Remaining Term (months):                 35.24

Delinquencies

                                                                Dollars     Notes
     Installments:               1 - 30 days              $1,334,220.05     1,116
                                 31 - 60 days               $505,173.51       312
                                 60+  days                  $113,136.90        77

     Total:                                               $1,952,530.46     1,131

     Balances:                   60+  days                $1,856,715.21        77

Memo Item - Reserve Account
     Opening balance                                     $10,527,956.80
     Invest. Income                                          $12,878.58
     Excess Serv.                                         $1,016,246.87
     Transfer (to) / from Collections Account                     $0.00
     Beginning Balance                                   $11,557,082.25

Navistar Financial 2001 - A Owner Trust
For the Month of October 2002

                                                                               NOTES

                                                  TOTAL    CLASS A - 1     CLASS A - 2     CLASS A - 3    CLASS A - 4  CLASS B NOTES
Original Pool Amount                    $400,000,000.00 $72,500,000.00 $118,000,000.00 $100,000,000.00 $92,500,000.00 $17,000,000.00
Distributions:
     Distribution Percentages  1                                 0.00%           0.00%          95.75%          0.00%          4.25%
     Coupon                                                    4.2900%         4.4700%         4.9900%        5.4200%        5.5900%

Beginning Pool Balance                  $191,417,396.38
Ending Pool Balance                     $183,027,900.85

Collected Principal                       $7,918,953.32
Collected Interest                        $1,527,198.25
Charge - Offs                               $470,542.21
Liquidation Proceeds / Recoveries           $953,836.76
Servicing                                   $159,514.50
Cash Transfer from Pre-Funding Acct.              $0.00
Cash Transfer from Reserve Account                $0.00
Total Collections Avail for Debt Service $10,240,473.83

Beginning Balance                       $191,417,396.38          $0.00           $0.00  $87,700,907.03 $92,500,000.00 $11,216,489.35

Interest Due 2                              $834,731.43          $0.00           $0.00     $364,689.61    $417,791.67     $52,250.15
Interest Paid                               $834,731.43          $0.00           $0.00     $364,689.61    $417,791.67     $52,250.15
Principal Due                             $8,389,495.53          $0.00           $0.00   $8,032,941.97          $0.00    $356,553.56
Mandatory Prepayments Class A-1 only              $0.00          $0.00
Principal Paid                            $8,389,495.53          $0.00           $0.00   $8,032,941.97          $0.00    $356,553.56

Ending Balance                          $183,027,900.85           0.00            0.00   79,667,965.06  92,500,000.00  10,859,935.79
Note / Certificate Pool Factor
(Ending Balance / Original Pool Amount                          0.0000          0.0000          0.7967         1.0000         0.6388

Total Distributions                       $9,224,226.96          $0.00           $0.00   $8,397,631.58    $417,791.67    $408,803.71

Interest Shortfall                                $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
Principal Shortfall                               $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
           Total Shortfall                        $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
Excess Servicing                          $1,016,246.87
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance           $11,557,082.25
(Release) / Draw                         ($1,490,547.70)
Ending Reserve Acct Balance              $10,066,534.55

Navistar Financial 2001 - A Owner Trust
For the Month of October 2002

Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger
                                                     5                    4                 3                 2                1
                                                Jun-02               Jul-02            Aug-02            Sep-02           Oct-02

Beginning Pool Balance                 $226,754,352.23      $217,852,972.21   $207,444,418.96   $198,961,887.11  $191,417,396.38

A)   Loss Trigger:
Principal of Contracts Charged Off         $593,846.11          $760,312.19       $814,332.57       $237,194.77      $470,542.21
Recoveries                                 $295,980.92          $913,550.26       $741,662.21       $364,010.17      $953,836.76

Total Charged Off (Months 5, 4, 3)       $2,168,490.87
Total Recoveries (Months 3, 2, 1)        $2,059,509.14
Net Loss / (Recoveries) for 3 Mos          $108,981.73 (a)

Total Balance (Months 5, 4, 3)         $652,051,743.40 (b)

Loss Ratio Annualized  [(a/b) * (12)]          0.2006%

Trigger:  Is Ratio > 1.5%                           No

                                                Aug-02               Sep-02            Oct-02
B)   Delinquency Trigger:
     Balance delinquency 60+ days        $1,724,812.66        $2,268,009.65     $1,856,715.21
     As % of Beginning Pool Balance           0.83146%             1.13992%          0.96998%
     Three Month Average                      0.89586%             0.90526%          0.98045%

Trigger:  Is Average > 2.0%                         No

C)   Noteholders Percent Trigger:
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance                      2.51664%

Trigger:  Is Minimum ‹ 1.0%                         No

                     Navistar Financial 2001 - B Owner Trust
                          For the Month of October 2002
                     Distribution Date of November 15, 2002
                            Servicer Certificate #13

Original Pool Amount                                    $292,329,093.98
Subsequent Receivables (transferred 11/01/01)            $59,897,861.72
Subsequent Receivables (transferred 12/10/01)           $117,139,017.24
Subsequent Receivables (transferred 1/14/02)             $30,633,447.04
Beginning Pool Balance                                  $343,809,355.38
Beginning Pool Factor                                         0.6876195

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)  $16,064,329.56
     Interest Collected                                   $2,457,772.51
     Mandatory Prepayments                                        $0.00
Additional Deposits:
     Repurchase Amounts                                           $0.00

     Liquidation Proceeds / Recoveries                      $918,697.08
Total Additional Deposits                                   $918,697.08

Repos / Chargeoffs                                          $512,403.83
Aggregate Number of Notes Charged Off                               108

Total Available Funds                                    $19,440,799.15

Ending Pool Balance                                     $327,232,621.99
Ending Pool Factor                                            0.6544660

Servicing Fee                                               $286,507.80

Repayment of Servicer Advances                                    $0.00

Reserve Account:
     Beginning Balance  (see Memo Item)                  $20,461,032.86
     Target Percentage                                         5.50000%
     Target Balance                                      $17,997,794.21
     Minimum Balance                                      $9,999,988.40
     (Release) / Deposit                                 ($2,463,238.65)
     Ending Balance                                      $17,997,794.21

Current Weighted Average APR:                                    8.458%
Current Weighted Average Remaining Term (months):                 40.04

Delinquencies

                                                                Dollars     Notes
     Installments:               1 - 30 days              $1,769,300.22     1,641
                                 31 - 60 days               $322,146.23       291
                                 60+  days                  $138,601.76        63

     Total:                                               $2,230,048.21     1,641

     Balances:                   60+  days                $2,248,375.43        63

Memo Item - Reserve Account
     Opening balance                                     $18,909,514.55
     Invest. Income                                          $27,500.08
     Excess Serv.                                         $1,524,018.23
     Transfer (to) Collections Acct                               $0.00
     Beginning Balance                                   $20,461,032.86

Navistar Financial 2001 - B Owner Trust
For the Month of October 2002

                                                                            NOTES

                                                 TOTAL    CLASS A - 1     CLASS A - 2     CLASS A - 3    CLASS A - 4   CLASS B NOTES
Original Pool Amount                   $500,000,000.00 $79,638,000.00 $131,715,000.00 $179,000,000.00 $90,897,000.00  $18,750,000.00
Distributions:
     Distribution Percentages  1                                0.00%          96.25%           0.00%          0.00%           3.75%
     Coupon                                                   2.4400%         2.8300%         2.0500%        4.3700%         4.8300%

Beginning Pool Balance                 $343,809,355.38
Ending Pool Balance                    $327,232,621.99

Collected Principal                     $16,064,329.56
Collected Interest                       $2,457,772.51
Charge - Offs                              $512,403.83
Liquidation Proceeds / Recoveries          $918,697.08
Swap Payments to/(from)Trust              ($205,762.99)
Servicing                                  $286,507.80
Investment Earnings from Pre-Funding Acct.       $0.00
Negative Carry Amount                            $0.00
Cash Transfer from Pre-Funding Acct.             $0.00
Cash Transfer from Reserve Account               $0.00
Total Collections Avail for Debt Service$18,948,528.36

Beginning Balance                      $343,809,355.38          $0.00  $58,033,079.55 $179,000,000.00 $90,897,000.00  $15,879,275.83

Interest Due 2                             $847,776.74          $0.00     $136,861.35     $315,984.72    $331,016.58      $63,914.09
Interest Paid                              $847,776.74          $0.00     $136,861.35     $315,984.72    $331,016.58      $63,914.09
Principal Due                           $16,576,733.39          $0.00  $15,955,105.89           $0.00          $0.00     $621,627.50
Mandatory Prepayments Class A-1 only             $0.00          $0.00           $0.00           $0.00          $0.00           $0.00
Principal Paid                          $16,576,733.39          $0.00  $15,955,105.89           $0.00          $0.00     $621,627.50

Ending Balance                         $327,232,621.99          $0.00  $42,077,973.66 $179,000,000.00 $90,897,000.00  $15,257,648.33
Note / Certificate Pool Factor                                0.00000         0.31946         1.00000        1.00000         0.81374
     (Ending Balance / Original Pool Amount)
Total Distributions                     $17,424,510.13          $0.00  $16,091,967.24     $315,984.72    $331,016.58     $685,541.59

Interest Shortfall                               $0.00          $0.00           $0.00           $0.00          $0.00           $0.00
Principal Shortfall                              $0.00          $0.00           $0.00           $0.00          $0.00           $0.00
     Total Shortfall                             $0.00          $0.00           $0.00           $0.00          $0.00           $0.00

Excess Servicing                         $1,524,018.23
     (see Memo Item - Reserve Account)

     Beginning Reserve Acct Balance     $20,461,032.86
     (Release) / Draw                   ($2,463,238.65)
     Ending Reserve Acct Balance        $17,997,794.21

Navistar Financial 2001 - B Owner Trust
For the Month of October 2002

Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger
                                                          5                   4                 3                 2                1
                                                     Jun-02              Jul-02            Aug-02            Sep-02           Oct-02

Beginning Pool Balance                      $390,513,089.08     $378,688,965.88   $366,617,480.24   $354,892,829.73  $343,809,355.38

A)   Loss Trigger:
Principal of Contracts Charged Off              $742,164.22         $374,527.29       $329,763.07       $749,945.18      $512,403.83
Recoveries                                      $272,297.48         $474,891.70       $431,318.70       $173,741.29      $918,697.08

Total Charged Off (Months 5, 4, 3)            $1,446,454.58
Total Recoveries (Months 3, 2, 1)             $1,523,757.07
Net Loss / (Recoveries) for 3 Mos               ($77,302.49) (a)

Total Balance (Months 5, 4, 3)            $1,135,819,535.20  (b)

Loss Ratio Annualized  [(a/b) * (12)]              -0.0817%

Trigger:  Is Ratio > 1.5%                                No

                                                     Aug-02              Sep-02            Oct-02
B)   Delinquency Trigger:
     Balance delinquency 60+ days             $2,237,440.67       $2,591,737.15     $2,248,375.43
     As % of Beginning Pool Balance                0.61029%            0.73029%          0.65396%
     Three Month Average                           0.52290%            0.61240%          0.66485%

Trigger:  Is Average > 2.0%                              No

C)   Noteholders Percent Trigger:
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance                           3.59956%

Trigger:  Is Minimum ‹ 1.0%                              No

                     Navistar Financial 2002 - A Owner Trust
                          For the Month of October 2002
                     Distribution Date of November 15, 2002
                             Servicer Certificate #7

Original Pool Amount                                    $317,954,886.53
Subsequent Receivables (transferred 04/30/02)            $69,994,775.15
Subsequent Receivables (transferred 05/31/02)           $112,050,220.64
Subsequent Receivables (transferred 00/00/00)                     $0.00
Beginning Pool Balance                                  $418,871,465.83
Beginning Pool Factor                                           0.83774

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)  $16,806,174.58
     Interest Collected                                   $2,542,560.82

Additional Deposits:
     Repurchase Amounts                                           $0.00

     Liquidation Proceeds / Recoveries                      $206,729.89
Total Additional Deposits                                   $206,729.89

Repos / Chargeoffs                                          $283,426.54
Aggregate Number of Notes Charged Off                                36

Total Available Funds                                    $19,555,465.29

Ending Pool Balance                                     $401,781,864.71
Ending Pool Factor                                            0.8035639

Servicing Fee                                               $349,059.55

Repayment of Servicer Advances                                    $0.00

Reserve Account:
     Beginning Balance  (see Memo Item)                  $24,619,235.95
     Target Percentage                                         5.50000%
     Target Balance                                      $22,098,002.56
     Specified Yield Supplement Amount                      $651,696.62
     Specified Yield Supplement Amount                       $25,884.41
     Specified Reserve Account Balance                   $22,775,583.59
     Minimum Balance                                      $9,999,997.65
     (Release) / Deposit                                 ($1,843,652.36)
     Ending Balance                                      $22,775,583.59

Current Weighted Average APR:                                    7.702%
Current Weighted Average Remaining Term (months):                 41.85

Delinquencies

                                                                Dollars     Notes
     Installments:               1 - 30 days              $1,412,625.08     1,366
                                 31 - 60 days               $267,886.00       231
                                 60+  days                   $64,961.69        29

     Total:                                               $1,745,472.77     1,366

     Balances:                   60+  days                $1,581,235.77        29

Memo Item - Reserve Account
     Opening balance                                     $23,829,448.62
     Invest. Income                                          $34,227.83
     Excess Serv.                                           $755,559.50
     Transfer (to) Collections Account                            $0.00
     Beginning Balance                                   $24,619,235.95

Navistar Financial 2002 - A Owner Trust
For the Month of October 2002

                                                                          NOTES

                                                 TOTAL    CLASS A - 1    CLASS A - 2      CLASS A - 3     CLASS A - 4  CLASS B NOTES
Original Pool Amount                   $500,000,000.00 $73,000,000.00 $182,000,000.00 $104,000,000.00 $121,000,000.00 $20,000,000.00
Distributions:
     Distribution Percentages  1                                0.00%         96.00%            0.00%           0.00%          4.00%
     Coupon                                                   1.9600%        3.0700%          4.0900%         4.7600%        4.9500%

Beginning Pool Balance                 $418,871,465.83
Ending Pool Balance                    $401,781,864.71

Collected Principal                     $16,806,174.58
Collected Interest                       $2,542,560.82
Charge - Offs                              $283,426.54
Liquidation Proceeds / Recoveries          $206,729.89

Servicing                                  $349,059.55
Investment Earnings from Pre-Funding Acct.       $0.00
Negative Carry Amount                            $0.00
Cash Transfer from Pre-Funding Acct.             $0.00
Cash Transfer from Reserve Account               $0.00
Total Collections Avail for Debt Service$19,206,405.74

Beginning Balance                      $418,871,465.83          $0.00 $174,196,607.20 $104,000,000.00 $121,000,000.00 $19,674,858.63

Interest Due 2                           $1,361,245.12          $0.00    $445,652.99      $354,466.67     $479,966.67     $81,158.79
Interest Paid                            $1,361,245.12          $0.00    $445,652.99      $354,466.67     $479,966.67     $81,158.79
Principal Due                           $17,089,601.12          $0.00 $16,406,017.08            $0.00           $0.00    $683,584.04
Mandatory Prepayments Class A-1 only             $0.00          $0.00          $0.00            $0.00           $0.00          $0.00
Principal Paid                          $17,089,601.12          $0.00 $16,406,017.08            $0.00           $0.00    $683,584.04

Ending Balance                         $401,781,864.71          $0.00 $157,790,590.12 $104,000,000.00 $121,000,000.00 $18,991,274.59
Note / Certificate Pool Factor                                0.00000        0.86698          1.00000         1.00000        0.94956
     (Ending Balance / Original Pool Amount)
Total Distributions                     $18,450,846.24          $0.00 $16,851,670.07      $354,466.67     $479,966.67    $764,742.83

Interest Shortfall                               $0.00          $0.00          $0.00            $0.00           $0.00          $0.00
Principal Shortfall                              $0.00          $0.00          $0.00            $0.00           $0.00          $0.00
     Total Shortfall                             $0.00          $0.00          $0.00            $0.00           $0.00          $0.00

Excess Servicing                           $755,559.50

     Beginning Reserve Acct Balance     $24,619,235.95
     (Release) / Draw                   ($1,843,652.36)
     Ending Reserve Acct Balance        $22,775,583.59

Navistar Financial 2002 - A Owner Trust
For the Month of October 2002

Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger
                                                          5                   4                3                 2                 1
                                                     Jun-02              Jul-02           Aug-02            Sep-02            Oct-02

Beginning Pool Balance                      $470,385,905.36     $457,689,089.71  $444,073,286.09   $430,449,118.76   $418,871,465.83

A)   Loss Trigger:
Principal of Contracts Charged Off                $8,918.57         $113,407.06      $117,989.95       $452,484.64       $283,426.54
Recoveries                                       $24,976.85          $31,744.90       $48,318.22             $0.00       $206,729.89

Total Charged Off (Months 5, 4, 3)              $240,315.58
Total Recoveries (Months 3, 2, 1)               $255,048.11
Net Loss / (Recoveries) for 3 Mos               ($14,732.53) (a)

Total Balance (Months 5, 4, 3)            $1,372,148,281.16  (b)

Loss Ratio Annualized  [(a/b) * (12)]              -0.0129%

Trigger:  Is Ratio > 1.5%                                No

                                                     Aug-02              Sep-02           Oct-02
B)   Delinquency Trigger:
     Balance delinquency 60+ days             $1,310,917.25       $1,962,058.19    $1,581,235.77
     As % of Beginning Pool Balance                0.29520%            0.45582%         0.37750%
     Three Month Average                           0.24403%            0.34706%         0.37617%

Trigger:  Is Average > 2.0%                              No

C)   Noteholders Percent Trigger:
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance                           4.55512%

Trigger:  Is Minimum ‹ 1.0%                              No